TRANSFER AGENCY AND SERVICE AGREEMENT

                                     between

                        LEGG MASON INVESTMENT TRUST, INC.

                                       and

                       STATE STREET BANK AND TRUST COMPANY

                                TABLE OF CONTENTS
                                -----------------
                                                                           Page
                                                                           ----

     1.     Terms of Appointment and Duties...................................1

     2.     Third Party Administrators for Defined Contribution Plans.........4

     3.     Fees and Expenses.................................................5

     4.     Representations and Warranties of the Transfer Agent..............5

     5.     Representations and Warranties of the Fund........................6

     6.     Wire Transfer Operating Guidelines................................6

     7.     Data Access and Proprietary Information...........................8

     8.     Indemnification...................................................9

     9.     Standard of Care.................................................10

     10.    Year 2000........................................................10

     11.    Confidentiality..................................................11

     12.    Covenants of the Fund and the Transfer Agent.....................11

     13.    Termination of Agreement.........................................12

     14.    Assignment and Third Party Beneficiaries.........................12

     15.    Subcontractors...................................................13

     16.    Miscellaneous....................................................13

     17.    Additional Funds.................................................15

                      TRANSFER AGENCY AND SERVICE AGREEMENT
                      -------------------------------------

AGREEMENT made as of the 30th day of December, 1999, by and between LEGG MASON INVESTMENT TRUST, INC., a Maryland corporation, having its principal office and place of business at 100 Light Street, Baltimore, Maryland 21202 (the "Fund"), and STATE STREET BANK AND TRUST COMPANY, a Massachusetts trust company having its principal office and place of business at 225 Franklin Street, Boston, Massachusetts 02110 (the "Transfer Agent").

WHEREAS, the Fund is authorized to issue shares in separate series, with each such series representing interests in a separate portfolio of securities and other assets; and

WHEREAS, the Fund intends to initially offer shares in one (1) series, such series shall be named in the attached Schedule A which may be amended by the parties from time to time (each such series, together with all other series subsequently established by the Fund and made subject to this Agreement in accordance with SECTION 17, being herein referred to as a "Portfolio", and collectively as the "Portfolios");

WHEREAS, the Fund on behalf of the Portfolios desires to appoint the Transfer Agent as its transfer agent, dividend disbursing agent, custodian of certain retirement plans and agent in connection with certain other activities, and the Transfer Agent desires to accept such appointment;

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

l.       Terms of Appointment and Duties
         -------------------------------

         1.1 TRANSFER AGENCY SERVICES. Subject to the terms and conditions set forth in this Agreement, the Fund, on behalf of the Portfolios, hereby employs and appoints the Transfer Agent to act as, and the Transfer Agent agrees to act as its transfer agent for the Fund's authorized and issued shares of its common stock, $ 0.001 par value, ("Shares"), dividend disbursing agent, custodian of certain retirement plans and agent in connection with any accumulation, open-account or similar plan provided to the shareholders of each of the respective Portfolios of the Fund ("Shareholders") and set out in the currently effective prospectus and statement of additional information ("prospectus") of the Fund on behalf of the applicable Portfolio, including without limitation any periodic investment plan or periodic withdrawal program. In accordance with procedures established from time to time by agreement between the Fund on behalf of each of the Portfolios, as applicable and the Transfer Agent, the Transfer Agent agrees that it will perform the following services:

                (a) Receive for acceptance, orders for the purchase of Shares, and promptly deliver payment and appropriate documentation thereof to the Custodian of the Fund authorized pursuant to the Articles of Incorporation of the Fund (the "Custodian");

                (b) Pursuant to purchase orders, issue the appropriate number of Shares and hold such Shares in the appropriate Shareholder account;

                (c) Receive for acceptance redemption requests and redemption directions and deliver the appropriate documentation thereof to the Custodian;

                (d) In respect to the transactions in items (a), (b) and (c) above, the Transfer Agent shall execute transactions directly with broker-dealers authorized by the Fund;

                (e) At the appropriate time as and when it receives monies paid to it by the Custodian with respect to any redemption, pay over or cause to be paid over in the appropriate manner such monies as instructed by the redeeming Shareholders;

                (f) Effect transfers of Shares by the registered owners thereof upon receipt of appropriate instructions;

                (g)  Prepare   and   transmit   payments   for   dividends   and
                distributions declared by the Fund on behalf of the applicable Portfolio;

                (h) Issue replacement certificates for those certificates alleged to have been lost, stolen or destroyed upon receipt by the Transfer Agent of indemnification satisfactory to the Transfer Agent and protecting the Transfer Agent and the Fund, and the Transfer Agent at its option, may issue replacement certificates in place of mutilated stock certificates upon presentation thereof and without such indemnity;

                (i) Maintain records of account for and advise the Fund and its Shareholders as to the foregoing; and

                (j) Record the issuance of Shares of the Fund and maintain pursuant to SEC Rule 17Ad-10(e) a record of the total number of Shares of the Fund which are authorized, based upon data provided to it by the Fund, and issued and outstanding. The Transfer Agent shall also provide the Fund on a regular basis with the total number of Shares which are authorized and issued and outstanding and shall have no obligation, when recording the issuance of Shares, to monitor the issuance of such Shares or to take cognizance of any laws relating to the issue or sale of such Shares, which functions shall be the sole responsibility of the Fund.

         1.2 ADDITIONAL SERVICES. In addition to, and neither in lieu nor in contravention of, the services set forth in the above paragraph, the Transfer Agent shall perform the following services:

                (a) OTHER CUSTOMARY SERVICES. Perform the customary services of a transfer agent, dividend disbursing agent, custodian of certain retirement plans and, as relevant, agent in connection with accumulation, open-account or similar plan (including without limitation any periodic investment plan or periodic withdrawal program), including but not limited to: maintaining all Shareholder accounts, preparing Shareholder meeting lists, mailing Shareholder proxies, Shareholder reports and prospectuses to current Shareholders, withholding taxes on U.S. resident and non-resident alien accounts, preparing and filing U.S. Treasury Department Forms 1099 and other appropriate forms required with respect to dividends and distributions by federal authorities for all Shareholders, preparing and mailing confirmation forms and statements of account to Shareholders for all purchases and redemptions of Shares and other confirmable transactions in Shareholder accounts, preparing and mailing activity statements for Shareholders, and providing Shareholder account information.

                (b) CONTROL BOOK (ALSO KNOWN AS "SUPER SHEET"). Maintain a daily record and produce a daily report for the Fund of all transactions and receipts and disbursements of money and securities and deliver a copy of such report for the Fund for each business day to the Fund no later than 9:00 AM Eastern Time, or such earlier time as the Fund may reasonably require, on the next business day.

                (c) "BLUE SKY" REPORTING. The Fund shall (i) identify to the Transfer Agent in writing those transactions and assets to be treated as exempt from blue sky reporting for each State; and
                (ii) verify the establishment of transactions for each State on the system prior to activation and thereafter monitor the daily activity for each State. The responsibility of the Transfer Agent for the Fund's blue sky State registration status is solely limited to the initial establishment of transactions subject to blue sky compliance by the Fund and providing a system which will enable the Fund to monitor the total number of Shares sold in each State.

                (d) NATIONAL SECURITIES CLEARING CORPORATION (THE "NSCC"). (i) accept and effectuate the registration and maintenance of accounts through Networking and the purchase, redemption, transfer and exchange of shares in such accounts through Fund/SERV (Networking and Fund/SERV being programs operated by the NSCC on behalf of NSCC's participants, including the Fund), in accordance with, instructions transmitted to and received by the Transfer Agent by transmission from NSCC on behalf of broker-dealers and banks which have been established by, or in accordance with the instructions of authorized persons, as hereinafter defined on the dealer file maintained by the Transfer Agent; (ii) issue instructions to Fund's banks for the settlement of transactions between the Fund and NSCC (acting on behalf of its broker-dealer and bank participants); (iii) provide account and transaction information from the affected Fund's records on DST Systems, Inc. computer system TA2000 ("TA2000 System") in accordance with NSCC's Networking and Fund/SERV rules for those broker-dealers; and (iv) maintain Shareholder accounts on TA2000 System through Networking.

                (e) NEW PROCEDURES. New procedures as to who shall provide certain of these services in Section 1 may be established in writing from time to time by agreement between the Fund and the Transfer Agent. The Transfer Agent may at times perform only a portion of these services and the Fund or its agent may perform these services on the Fund's behalf.

         2.     Third Party Administrators for Defined Contribution Plans
                ---------------------------------------------------------

         2.1 The Fund may decide to make available to certain of its customers, a qualified plan program (the "Program") pursuant to which the customers ("Employers") may adopt certain plans of deferred compensation ("Plan or Plans") for the benefit of the individual Plan participant (the "Plan Participant"), such Plan(s) being qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended ("Code") and administered by third party administrators which may be plan administrators as defined in the Employee Retirement Income Security Act of 1974, as amended)(the "TPA(s)").

         2.2    In accordance  with the  procedures  established  in the initial
                Schedule 2.1 entitled "Third Party Administrator Procedures", as may be amended by the Transfer Agent and the Fund from time to time ("Schedule 2.1"), the Transfer Agent shall:

                (a) Treat Shareholder accounts established by the Plans in the name of the Trustees, Plans or TPAs as the case may be as omnibus accounts;

                (b) Maintain omnibus accounts on its records in the name of the TPA or its designee as the Trustee for the benefit of the Plan; and

                (c) Perform all services under SECTION 1 as transfer agent of the Funds and not as a record-keeper for the Plans.

         2.3 Transactions identified under SECTION 2 of this Agreement shall be deemed exception services ("Exception Services") when such transactions:

                (a) Require the Transfer Agent to use methods and procedures other than those usually employed by the Transfer Agent to perform services under SECTION 1 of this Agreement;

                (b) Involve the provision of information to the Transfer Agent after the commencement of the nightly processing cycle of the TA2000 System; or

                (c) Require more manual intervention by the Transfer Agent, either in the entry of data or in the modification or amendment of reports generated by the TA2000 System than is usually required by non-retirement plan and pre-nightly transactions.

         3.     Fees and Expenses
                -----------------

         3.1 FEE SCHEDULE. For the performance by the Transfer Agent pursuant to this Agreement, the Fund agrees to pay the Transfer Agent an annual maintenance fee for each Shareholder account as set forth in the attached fee schedule ("Schedule 3.1"). Such fees and out-of-pocket expenses and advances identified under SECTION 3.2 below may be changed from time to time subject to mutual written agreement between the Fund and the Transfer Agent.

         3.2    OUT-OF-POCKET  EXPENSES.  In  addition  to the  fee  paid  under
                SECTION 3.1 above, the Fund agrees to reimburse the Transfer Agent for out-of-pocket expenses, including but not limited to confirmation production, postage, forms, telephone, microfilm, microfiche, mailing and tabulating proxies, records storage, or advances incurred by the Transfer Agent for the items set out in
                Schedule 3.1 attached hereto. In addition, any other expenses incurred by the Transfer Agent at the request or with the consent of the Fund, will be reimbursed by the Fund.

         3.3 POSTAGE. Postage for mailing of dividends, proxies, Fund reports and other mailings to all shareholder accounts shall be advanced to the Transfer Agent by the Fund at least seven (7) days prior to the mailing date of such materials.

         3.4 INVOICES. The Fund agrees to pay all fees and reimbursable expenses within thirty (30) days following the receipt of the respective billing notice, except for any fees or expenses which are subject to good faith dispute. In the event of such a dispute, the Fund may only withhold that portion of the fee or expense subject to the good faith dispute. The Fund shall notify the Transfer Agent in writing within twenty-one (21) calendar days following the receipt of each billing notice if the Fund is disputing any amounts in good faith. If the Fund does not provide such notice of dispute within the required time, the billing notice will be deemed accepted by the Fund.

         4.     Representations and Warranties of the Transfer Agent
                ----------------------------------------------------

         The Transfer Agent represents and warrants to the Fund that:

         4.1 It is a trust company duly organized and existing and in good standing under the laws of The Commonwealth of Massachusetts.

         4.2    It  is  duly   qualified   to  carry  on  its  business  in  The
                Commonwealth of Massachusetts.

         4.3 It is empowered under applicable laws and by its Charter and By-Laws to enter into and perform this Agreement.

         4.4 All requisite corporate proceedings have been taken to authorize it to enter into and perform this Agreement.

         4.5 It has and will continue to have access to the necessary facilities, equipment and personnel to perform its duties and obligations under this Agreement.

         5.     Representations and Warranties of the Fund
                ------------------------------------------

The Fund represents and warrants to the Transfer Agent that:

         5.1 It is a corporation duly organized and existing and in good standing under the laws of the State of Maryland.

         5.2 It is empowered under applicable laws and by its Articles of Incorporation and By-Laws to enter into and perform this Agreement.

         5.3    All   corporate   proceedings   required  by  said  Articles  of
                Incorporation and By-Laws have been taken to authorize it to enter into and perform this Agreement.

         5.4 It is an open-end non-diversified management investment company registered under the Investment Company Act of 1940, as amended.

         5.5 A registration statement under the Securities Act of 1933, as amended is currently effective and will remain effective, and appropriate state securities law filings have been made and will continue to be made, with respect to all Shares of the Fund being offered for sale.

         6.     Wire Transfer  Operating  Guidelines/Articles  4A of the Uniform
                ----------------------------------------------------------------
                Commercial Code
                ---------------

         6.1 The Transfer Agent is authorized to promptly debit the appropriate Fund account(s) upon the receipt of a payment order in compliance with the selected security procedure (the "Security Procedure") chosen for funds transfer and in the amount of money that the Transfer Agent has been instructed to transfer. The Transfer Agent shall execute payment orders in compliance with the Security Procedure and with the Fund instructions on the execution date provided that such payment order is received by the customary deadline for processing such a request, unless the payment order specifies a later time. All payment orders and communications received after this the customary deadline will be deemed to have been received the next business day.

         6.2 The Fund acknowledges that the Security Procedure it has designated on the Fund Selection Form was selected by the Fund from security procedures offered by the Transfer Agent. The Fund shall restrict access to confidential information relating to the Security Procedure to authorized persons as communicated to the Transfer Agent in writing. The Fund must notify the Transfer Agent immediately if it has reason to believe unauthorized persons may have obtained access to such information or of any change in the Fund's authorized personnel. The Transfer Agent shall verify the authenticity of all Fund instructions according to the Security Procedure.

         6.3 The Transfer Agent shall process all payment orders on the basis of the account number contained in the payment order. In the event of a discrepancy between any name indicated on the payment order and the account number, the account number shall take precedence and govern.

         6.4 The Transfer Agent reserves the right to decline to process or delay the processing of a payment order which (a) is in excess of the collected balance in the account to be charged at the time of the Transfer Agent's receipt of such payment order; (b) if initiating such payment order would cause the Transfer Agent, in the Transfer Agent's sole judgement, to exceed any volume, aggregate dollar, network, time, credit or similar limits which are applicable to the Transfer Agent; or (c) if the Transfer Agent, in good faith, is unable to satisfy itself that the transaction has been properly authorized.

         6.5 The Transfer Agent shall use reasonable efforts to act on all authorized requests to cancel or amend payment orders received in compliance with the Security Procedure provided that such requests are received in a timely manner affording the Transfer Agent reasonable opportunity to act. However, the Transfer Agent assumes no liability if the request for amendment or cancellation cannot be satisfied.

         6.6 The Transfer Agent shall assume no responsibility for failure to detect any erroneous payment order provided that the Transfer Agent complies with the payment order instructions as received and the Transfer Agent complies with the Security Procedure. The Security Procedure is established for the purpose of authenticating payment orders only and not for the detection of errors in payment orders.

         6.7 The Transfer Agent shall assume no responsibility for lost interest with respect to the refundable amount of any unauthorized payment order, unless the Transfer Agent is notified of the unauthorized payment order within thirty (30) days of notification by the Transfer Agent of the acceptance of such payment order. In no event (including failure to execute a payment order) shall the Transfer Agent be liable for special, indirect or consequential damages, even if advised of the possibility of such damages.

         6.8 When the Fund initiates or receives Automated Clearing House credit and debit entries pursuant to these guidelines and the rules of the National Automated Clearing House Association and the New England Clearing House Association, the Transfer Agent will act as an Originating Depository Financial Institution and/or receiving depository Financial Institution, as the case may be, with respect to such entries. Credits given by the
                Transfer Agent with respect to an ACH credit entry are provisional until the Transfer Agent receives final settlement for such entry from the Federal Reserve Bank. If the Transfer Agent does not receive such final settlement, the Fund agrees that the Transfer Agent shall receive a refund of the amount credited to the Fund in connection with such entry, and the party making payment to the Fund via such entry shall not be deemed to have paid the amount of the entry.

         6.9 Confirmation of Transfer Agent's execution of payment orders shall ordinarily be provided within twenty four (24) hours notice of which may be delivered through the Transfer Agent's proprietary information systems, or by facsimile or call-back. Fund must report any objections to the execution of an order within thirty (30) days.

         7.     Data Access and Proprietary Information
                ---------------------------------------

         7.1 The Fund acknowledges that the databases, computer programs, screen formats, report formats, interactive design techniques, and documentation manuals furnished to the Fund by the Transfer Agent as part of the Fund's ability to access certain Fund-related data ("Customer Data") maintained by the Transfer Agent on databases under the control and ownership of the Transfer Agent or other third party ("Data Access Services") constitute copyrighted, trade secret, or other proprietary information (collectively, "Proprietary Information") of substantial value to the Transfer Agent or other third party. In no event shall Proprietary Information be deemed Customer Data. The Fund agrees to treat all Proprietary Information as proprietary to the Transfer Agent and further agrees that it shall not divulge any Proprietary Information to any person or organization except as may be provided hereunder. Without limiting the foregoing, the Fund agrees for itself and its employees and agents to:

                (a) Use such programs and databases (i) solely on the Fund's computers, or (ii) solely from equipment at the location agreed to between the Fund and the Transfer Agent and (iii) solely in accordance with the Transfer Agent's applicable user documentation;

                (b) Refrain from copying or duplicating in any way (other than in the normal course or performing processing on the Fund's computer(s)), the Proprietary Information;

                (c) Refrain from obtaining unauthorized access to any portion of the Proprietary Information, and if such access is inadvertently obtained, to inform in a timely manner of such fact and dispose of such information in accordance with the Transfer Agent's instructions;

                (d) Refrain from causing or allowing information transmitted from the Transfer Agent's computer to the Fund's terminal to be retransmitted to any other computer terminal or other device except as expressly permitted by the Transfer Agent (such permission not to be unreasonably withheld);

                (e) Allow the Fund to have access only to those authorized transactions as agreed to between the Fund and the Transfer Agent; and

                (f) Honor all reasonable written requests made by the Transfer Agent to protect at the Transfer Agent's expense the rights of the Transfer Agent in Proprietary Information at common law, under federal copyright law and under other federal or state law.

         7.2 Proprietary Information shall not include all or any portion of any of the foregoing items that: (i) are or become publicly available without breach of this Agreement; (ii) are released for general disclosure by a written release by the Transfer Agent; or (iii) are already in the possession of the receiving party at the time or receipt without obligation of confidentiality or breach of this Agreement.

         7.3 The Fund acknowledges that its obligation to protect the Transfer Agent's Proprietary Information is essential to the business interest of the Transfer Agent and that the disclosure of such Proprietary Information in breach of this Agreement would cause the Transfer Agent immediate, substantial and irreparable harm, the value of which would be extremely difficult to determine. Accordingly, the parties agree that, in addition to any other remedies that may be available in law, equity, or otherwise for the disclosure or use of the
                Proprietary Information in breach of this Agreement, the Transfer Agent shall be entitled to seek and obtain a temporary restraining order, injunctive relief, or other equitable relief against the continuance of such breach.

         7.4 If the Fund notifies the Transfer Agent that any of the Data Access Services do not operate in material compliance with the most recently issued user documentation for such services, the Transfer Agent shall endeavor in a timely manner to correct such failure. Organizations from which the Transfer Agent may obtain certain data included in the Data Access Services are solely responsible for the contents of such data and the Fund agrees to make no claim against the Transfer Agent arising out of the contents of such third-party data, including, but not limited to, the accuracy thereof. DATA ACCESS SERVICES AND ALL COMPUTER PROGRAMS AND SOFTWARE SPECIFICATIONS USED IN CONNECTION THEREWITH ARE PROVIDED ON AN AS IS, AS AVAILABLE BASIS. THE TRANSFER AGENT EXPRESSLY DISCLAIMS ALL WARRANTIES EXCEPT THOSE EXPRESSLY STATED HEREIN INCLUDING, BUT NOT LIMITED TO, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

         7.5 If the transactions available to the Fund include the ability to originate electronic instructions to the Transfer Agent in order to: (i) effect the transfer or movement of cash or Shares; or
                (ii) transmit Shareholder information or other information, then in such event the Transfer Agent shall be entitled to rely on the validity and authenticity of such instruction without undertaking any further inquiry as long as such instruction is undertaken in conformity with security procedures established by the Transfer Agent from time to time.

         7.6 Each party shall take reasonable efforts to advise its employees of their obligations pursuant to this SECTION 7. The obligations of this Section shall survive any earlier termination of this Agreement.

         8.     Indemnification
                ---------------

         8.1 The Transfer Agent shall not be responsible for, and the Fund shall indemnify and hold the Transfer Agent harmless from and against, any and all losses, damages, costs, charges, counsel fees, payments, expenses and liability arising out of or attributable to:

                (a) All actions of the Transfer Agent or its agents or subcontractors required to be taken pursuant to this Agreement, provided that such actions are taken in good faith and without negligence or willful misconduct;

                (b) The Fund's lack of good faith, negligence or willful misconduct;

                (c) The reliance upon, and any subsequent use of or action taken or omitted, by the Transfer Agent, or its agents or subcontractors on: (i) any information, records, documents, data, stock certificates or services, which are received by the Transfer Agent or its agents or subcontractors by machine readable input, facsimile, CRT data entry, electronic instructions or other similar means authorized by the Fund, and which have been prepared, maintained or performed by the Fund or any other person or firm on behalf of the Fund including but not limited to any previous transfer agent or registrar; (ii) any instructions or requests of the Fund or any of its officers;
                (iii) any instructions or opinions of legal counsel with respect to any matter arising in connection with the services to be performed by the Transfer Agent under this Agreement which are provided to the Transfer Agent after consultation with such legal counsel; or (iv) any paper or document, reasonably believed to be genuine, authentic, or signed by the proper person or persons;

                (d) The offer or sale of Shares in violation of federal or state securities laws or regulations requiring that such Shares be registered or in violation of any stop order or other determination or ruling by any federal or any state agency with respect to the offer or sale of such Shares;

                (e) The negotiation and processing of any checks including without limitation for deposit into the Fund's demand deposit account maintained by the Transfer Agent; or

                (f) Upon the Fund's request entering into any agreements required by the National Securities Clearing Corporation (the "NSCC") for the transmission of Fund or Shareholder data through the NSCC clearing systems.

         8.2    In order that the indemnification  provisions  contained in this
                SECTION 8 shall apply, upon the assertion of a claim for which the Fund may be required to indemnify the Transfer Agent, the Transfer Agent shall promptly notify the Fund of such assertion, and shall keep the Fund advised with respect to all developments concerning such claim. The Fund shall have the option to participate with the Transfer Agent in the defense of such claim or to defend against said claim in its own name or in the name of the Transfer Agent. The Transfer Agent shall in no case confess any claim or make any compromise in any case in which the Fund may be required to indemnify the Transfer Agent except with the Fund's prior written consent.

         9.     Standard of Care

         9.1 The Transfer Agent shall at all times act in good faith and agrees to use its best efforts within reasonable limits to insure the accuracy of all services performed under this Agreement, but assumes no responsibility and shall not be liable for loss or damage due to errors unless said errors are caused by its negligence, bad faith, or willful misconduct or that of its employees, except as provided in SECTION 9.2 below.

         9.2 In the case of Exception Services as defined in SECTION 2.3 herein, the Transfer Agent shall be held to a standard of gross negligence and encoding and payment processing errors shall not deemed negligence.

         10.    Year 2000
                ---------

                The Transfer Agent will take reasonable steps to ensure that its products (and those of its third-party suppliers) reflect the available technology to offer products that are Year 2000 ready, including, but not limited to, century recognition of dates, calculations that correctly compute same century and multi century formulas and date values, and interface values that reflect the date issues arising between now and the next one-hundred years, and if any changes are required, the Transfer Agent will make the changes to its products at a price to be agreed upon by the parties and in a commercially reasonable time frame and will require third-party suppliers to do likewise.

         11.    Confidentiality
                ---------------

         11.1 The Transfer Agent and the Fund agree that they will not, at any time during the term of this Agreement or after its termination, reveal, divulge, or make known to any person, firm, corporation or other business organization, any customers' lists, trade secrets, cost figures and projections, profit figures and projections, or any other secret or confidential information whatsoever, whether of the Transfer Agent or of the Fund, used or gained by the Transfer Agent or the Fund during performance under this Agreement. The Fund and the Transfer Agent further covenant and agree to retain all such knowledge and information acquired during and after the term of this Agreement respecting such lists, trade secrets, or any secret or confidential information whatsoever in trust for the sole benefit of the Transfer Agent or the Fund and their successors and assigns. In the event of breach of the foregoing by either party, the remedies provided by SECTION 7.3 shall be available to the party whose confidential information is disclosed. The above prohibition of disclosure shall not apply to the extent that the Transfer Agent must disclose such data to its sub-contractor or Fund agent for purposes of providing services under this Agreement.

         11.2 In the event that any requests or demands are made for the inspection of the Shareholder records of the Fund, other than request for records of Shareholders pursuant to standard subpoenas from state or federal government authorities (i.e., divorce and criminal actions), the Transfer Agent will endeavor to notify the Fund and to secure instructions from an authorized officer of the Fund as to such inspection. The Transfer Agent expressly reserves the right, however, to exhibit the Shareholder records to any person whenever it is advised by counsel that it may be held liable for the failure to exhibit the Shareholder records to such person or if required by law or court order.

         12.    Covenants of the Fund and the Transfer Agent
                --------------------------------------------

         12.1 The Fund shall promptly furnish to the Transfer Agent the following:

                (a) A certified copy of the resolution of the Board of Directors of the Fund authorizing the appointment of the Transfer Agent and the execution and delivery of this Agreement; and

                (b) A copy of the Articles of Incorporation and By-Laws of the Fund and all amendments thereto.

         12.2 The Transfer Agent hereby agrees to establish and maintain facilities and procedures reasonably acceptable to the Fund for safekeeping of stock certificates, check forms and facsimile signature imprinting devices, if any; and for the preparation or use, and for keeping account of, such certificates, forms and devices.

         12.3 The Transfer Agent shall keep records relating to the services to be performed hereunder, in the form and manner as it may deem advisable. To the extent required by Section 31 of the Investment Company Act of 1940, as amended, and the Rules thereunder, the Transfer Agent agrees that all such records prepared or maintained by the Transfer Agent relating to the services to be performed by the Transfer Agent hereunder are the property of the Fund and will be preserved, maintained and made available in accordance with such Section and Rules, and will be surrendered promptly to the Fund on and in accordance with its request.

         13.    Termination of Agreement
                ------------------------

         13.1 This Agreement may be terminated by either party upon one hundred twenty (120) days written notice to the other.

         13.2 Should the Fund exercise its right to terminate, all out-of-pocket expenses or costs associated with the movement of records and material will be borne by the Fund. Additionally, the Transfer Agent reserves the right to charge for any other reasonable expenses associated with such termination and a charge equivalent to the average of three (3) months' fees. Payment of such expenses or costs shall be in accordance with
                SECTION 3.4 of this Agreement.

         13.3 Upon termination of this Agreement, each party shall return to the other party all copies of confidential or proprietary materials or information received from such other party hereunder, other than materials or information required to be retained by such party under applicable laws or regulations.

         14.    Assignment and Third Party Beneficiaries
                ----------------------------------------

         14.1 Except as provided in SECTION 15.1 below, neither this Agreement nor any rights or obligations hereunder may be assigned by either party without the written consent of the other party. Any attempt to do so in violation of this Section shall be void. Unless specifically stated to the contrary in any written consent to an assignment, no assignment will release or discharge the assignor from any duty or responsibility under this Agreement.

         14.2 Except as explicitly stated elsewhere in this Agreement, nothing under this Agreement shall be construed to give any rights or benefits in this Agreement to anyone other than the Transfer Agent and the Fund, and the duties and responsibilities undertaken pursuant to this Agreement shall be for the sole and exclusive benefit of the Transfer Agent and the Fund. This Agreement shall inure to the benefit of and be binding upon the parties and their respective permitted successors and assigns.

         14.3   This   Agreement   does  not   constitute  an  agreement  for  a
                partnership or joint venture  between the Transfer Agent and the

                Fund. Other than as provided in SECTION 15.1 neither party shall make any commitments with third parties that are binding on the other party without the other party's prior written consent.

         15.    Subcontractors
                --------------
         15.1 The Transfer Agent may, without further consent on the part of the Fund, subcontract for the performance hereof with (i) Boston Financial Data Services, Inc., a Massachusetts corporation ("BFDS") which is duly registered as a transfer agent pursuant to Section 17A(c)(2) of the Securities Exchange Act of 1934, as amended, (ii) a BFDS subsidiary duly registered as a transfer agent or (iii) a BFDS affiliate duly registered as a transfer agent; provided, however, that the Transfer Agent shall be fully responsible to the Fund for the acts and omissions of BFDS or its subsidiary or affiliate as it is for its own acts and omissions.

         15.2 Nothing herein shall impose any duty upon the Transfer Agent in connection with or make the Transfer Agent liable for the actions or omissions to act of unaffiliated third parties such as by way of example and not limitation, Airborne Services, Federal Express, United Parcel Service, the U.S. Mails, the NSCC and telecommunication companies, provided, if the Transfer Agent selected such company, the Transfer Agent shall have exercised due care in selecting the same.

         16.    Miscellaneous
                -------------

         16.1 AMENDMENT. This Agreement may be amended or modified by a written agreement executed by both parties and authorized or approved by a resolution of the Board of Directors of the Fund.

         16.2 MASSACHUSETTS LAW TO APPLY. This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of The Commonwealth of Massachusetts.

         16.3 FORCE MAJEURE. In the event either party is unable to perform its obligations under the terms of this Agreement because of acts of God, strikes, equipment or transmission failure or damage reasonably beyond its control, or other causes reasonably beyond its control, such party shall not be liable for damages to the other for any damages resulting from such failure to perform or otherwise from such causes.

         16.4. CONSEQUENTIAL DAMAGES. Neither party to this Agreement shall be liable to the other party for consequential damages under any provision of this Agreement or for any consequential damages arising out of any act or failure to act hereunder.

         16.5 SURVIVAL. All provisions regarding indemnification, warranty, liability, and limits thereon, and confidentiality and/or protections of proprietary rights and trade secrets shall survive the termination of this Agreement.

         16.6 SEVERABILITY. If any provision or provisions of this Agreement shall be held invalid, unlawful, or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired.

         16.7 PRIORITIES CLAUSE. In the event of any conflict, discrepancy or ambiguity between the terms and conditions contained in this Agreement and any Schedules or attachments hereto, the terms and conditions contained in this Agreement shall take precedence.

         16.8 WAIVER. No waiver by either party or any breach or default of any of the covenants or conditions herein contained and performed by the other party shall be construed as a waiver of any succeeding breach of the same or of any other covenant or condition.

         16.9 MERGER OF AGREEMENT. This Agreement constitutes the entire agreement between the parties hereto and supersedes any prior agreement with respect to the subject matter hereof whether oral or written.

         16.10 COUNTERPARTS. This Agreement may be executed by the parties hereto on any number of counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

         16.11 REPRODUCTION OF DOCUMENTS. This Agreement and all schedules, exhibits, attachments and amendments hereto may be reproduced by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process. The parties hereto each agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction shall likewise be admissible in evidence.

         16.12 NOTICES. All notices and other communications as required or permitted hereunder shall be in writing and sent by first class mail, postage prepaid, addressed as follows or to such other address or addresses of which the respective party shall have notified the other.

                      (a)    If to State Street Bank and Trust Company, to:

                             State Street Bank and Trust Company
                             c/o Boston Financial Data Services, Inc.
                             1250 Hancock Street, Suite 300N
                             Quincy, Massachusetts  02171
                             Attention: Legal Department

                             Facsimile: (617) 483-5850

                      (b) If to the Fund, to:

                             Legg Mason Investment Trust, Inc.
                             Attention:  Marie K. Karpinski
                             100 Light Street
                             Baltimore, Maryland  21202


         17.    Additional Funds
                ----------------

                In the event that the Fund establishes one or more series of Shares in addition to the series named in attached Schedule A with respect to which it desires to have the Transfer Agent render services as transfer agent under the terms hereof, it shall so notify the Transfer Agent in writing, and if the Transfer Agent agrees in writing to provide such services, such series of Shares shall become a Portfolio hereunder.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in their names and on their behalf by and through their duly authorized officers, as of the day and year first above written.



                                  LEGG MASON INVESTMENT TRUST, INC.


                                  BY:/s/ Marie K. Karpinski
                                     ----------------------------------
                                         Marie K. Karpinski
                                         Vice President and Treasurer


ATTEST:


/s/ Marc R. Duffy
---------------------------



                                  STATE STREET BANK AND TRUST
                                  COMPANY



                                  BY: /s/ Ronald E. Logue
                                      --------------------------------
                                      Vice Chairman

ATTEST:


/s/ [ILLEGIBLE]
---------------------------

                                   SCHEDULE A
                                 17F-5 APPROVAL


      The Board of Directors of Legg Mason Investment Trust, Inc. has approved certain foreign banking institutions and foreign securities depositories within State Street's Global Custody Network for use as subcustodians for the Fund's securities, cash and cash equivalents held outside of the United States. Board approval is as indicated by the Fund's Authorized Officer:


FUND
OFFICER
INITIALS   COUNTRY              SUBCUSTODIANS                           CENTRAL DEPOSITORY
--------   -------              -------------                           ------------------
PM         STATE STREET'S ENTIRE GLOBAL CUSTODY NETWORK LISTED BELOW

PM         Argentina            Citibank, N.A.                          Caja de Valores S.A.

PM         Australia            Westpac Banking Corporation             Austraclear Limited

                                                                        Reserve Bank Information and
                                                                        Transfer System

PM         Austria              Erste Bank der Oesterreichischen        Oesterreichische Kontrollbank
                                Sparkassen AG                           AG (Wertpapiersammelbank
                                                                        Division)

___        Bahrain              HSBC Bank Middle East                   None
                                (as delegate of The Hongkong and
                                Shanghai Banking Corporation
                                Limited)

___        Bangladesh           Standard Chartered Bank                 None

PM         Belgium              Fortis Bank NV/as.                      Caisse Interprofessionnelle
                                                                        de Depots et de Virements de
                                                                        Titres S.A.

                                                                        Banque Nationale de Belgique

___        Bermuda              The Bank of Bermuda Limited             None

___        Bolivia              Citibank, N.A.                          None

___        Botswana             Barclays Bank of Botswana Limited       None




FUND
OFFICER
INITIALS   COUNTRY              SUBCUSTODIANS                           CENTRAL DEPOSITORY
--------   -------              -------------                           ------------------
PM         Brazil               Citibank, N.A.                          Companhia Brasileira de
                                                                        Liquidacao e Custodia

___        Bulgaria             ING Bank N.V.                           Central Depository AD

                                                                        Bulgarian National Bank

PM         Canada               State Street Trust Company Canada       Canadian Depository
                                                                        for Securities Limited

PM         Chile                Citibank, N.A.                          Deposito Central de Valores
                                                                        S.A.

PM         People's             The Hongkong and Shanghai               Shanghai Securities Central
           Republic of China    Banking Corporation Limited,            Clearing & Registration
                                Shanghai and Shenzhen branches          Corporation

                                                                        Shenzhen Securities Clearing
                                                                        Co., Ltd.

___        Colombia             Cititrust Colombia S.A.                 Deposito Centralizado de
                                Sociedad Fiduciaria                     Valores

___        Costa Rica           Banco BCT S.A.                          Central de Valores S.A.

___        Croatia              Privredna Banka Zagreb d.d.             Ministry of Finance

                                                                        National Bank of Croatia

                                                                        Sredisnja Depozitarna Agencija

___        Cyprus               The Cyprus Popular Bank Ltd.            None

PM         Czech Republic       eskoslovenska Obchodi Banka, A.S.       Sir disko cennych papirti

PM         Denmark              Den Danske Bank                         Vaerdipapircentralen (Danish
                                                                        Securities Center)

___        Ecuador              Citibank, N.A.                          None

___        Egypt                Egyptian British Bank (as               Misr Company for Clearing,
                                delegate of The Hongkong and            Settlement and Depository
                                Shanghai Banking Corporation
                                Limited)

___        Estonia              Hansabank                               Eesti Vaartpaberite
                                                                        Keskdepositoorium

PM         Finland              Merita Bank Plc.                        Finnish Central Securities
                                                                        Depository


                                                    2


FUND
OFFICER
INITIALS   COUNTRY              SUBCUSTODIANS                           CENTRAL DEPOSITORY
--------   -------              -------------                           ------------------
PM         France               Paribas, S.A.                           Societe Interprofessionnelle
                                                                        pour la Compensation des
                                                                        Valeurs Mobilieres

PM         Germany              Dresdner Bank AG                        Deutsche Borse Clearing AG

___        Ghana                Barclays Bank of Ghana Limited          None

___        Greece               National Bank of Greece S.A.            Central Securities Depository
                                                                        (Apotheririon Titlon AE)

                                                                        Bank of Greece,
                                                                        System for Monitoring
                                                                        Transactions in Securities in
                                                                        Book-Entry Form

PM         Hong Kong            Standard Chartered Bank                 Central Clearing and
                                                                        Settlement System

___        Hungary              Citibank Rt.                            Kozponti Elszamolonaz es
                                                                        Ertektar (Budapest) Rt.
                                                                        (KELER)

___        Iceland              Icebank Ltd.                            None

___        India                Deutsche Bank AG                        The National Securities
                                                                        Depository Limited

                                                                        Central Depository Services
                                                                        India Limited

                                                                        Reserve Bank of India

__                              The Hongkong and Shanghai               The National Securities
                                Banking Corporation Limited             Depository Limited

                                                                        Central Depository Services
                                                                        India Limited

                                                                        Reserve Bank of India

PM         Indonesia            Standard Chartered Bank                 Bank Indonesia

PM         Ireland              Bank of Ireland                         Central Bank of Ireland
                                                                        Securities Settlement Office


                                                    3


FUND
OFFICER
INITIALS   COUNTRY              SUBCUSTODIANS                           CENTRAL DEPOSITORY
--------   -------              -------------                           ------------------
___        Israel               Bank Hapoalim B.M.                      Tel Aviv Stock Exchange
                                                                        Clearing House Ltd. (TASE
                                                                        Clearinghouse)

                                                                        Bank of Israel
                                                                        (As part of the TASE
                                                                        Clearinghouse system)

PM         Italy                Paribas, S.A.                           Monte Titoli S.p.A.

                                                                        Banca d'Italia

___        Ivory Coast          Societe Generale de Banques en          Depositarie Central -
                                Cote d'Ivoire                           Banque de Reglement

___        Jamaica              Scotiabank Jamaica Trust                Jamaica Central Securities
                                and Merchant Bank Limited               Depository

PM         Japan                The Fuji Bank, Limited                  Japan Securities Depository
                                                                        Center (JASDEC)

                                                                        Bank of Japan Net System

PM                              The Sumitomo Bank, Limited              Japan Securities Depository
                                                                        Center (JASDEC)

                                                                        Bank of Japan Net System

___        Jordan               HSBC Bank Middle East                   None
                                (as delegate of The Hongkong and
                                Shanghai Banking Corporation
                                Limited)

___        Kenya                Barclays Bank of Kenya Limited          Central Bank of Kenya

___        Republic of Korea    The Hongkong and Shanghai               Korea Securities Depository
                                Banking Corporation Limited             Corporation

___        Latvia               A/s Hansabank                           Latvian Central Depository

___        Lebanon              HSBC Bank Middle East                   Custodian and Clearing Center
                                (as delegate of The Hongkong and        of Financial Instruments for
                                Shanghai Banking Corporation            Lebanon and the Middle East
                                Limited)                                (MIDCLEAR) S.A.I.

                                                                        The Central Bank of Lebanon

___        Lithuania            Vilniaus Bankas AB                      Central Securities Depository
                                                                        of Lithuania



                                                    4


FUND
OFFICER
INITIALS   COUNTRY              SUBCUSTODIANS                           CENTRAL DEPOSITORY
--------   -------              -------------                           ------------------
PM         Malaysia             Standard Chartered Bank                 Malaysian Central Depository
                                Malaysia Berhad                         Sdn. Bhd.

                                                                        Bank Negara Malaysia,
                                                                        Scripless Securities Trading
                                                                        and Safekeeping Systems

___        Mauritius            The Hongkong and Shanghai               Central Depository and
                                Banking Corporation Limited             Settlement Co. Ltd.

PM         Mexico               Citibank Mexico, S.A.                   S.D. INDEVAL
                                                                        de Valores)

___        Morocco              Banque Commerciale du Maroc             Maroclear

PM         The Netherlands      MeesPierson N.V.                        Nederlands Centraal Instituut
                                                                        voor Giraal Effectenverkeer
                                                                        B.V. (NECIGEF)

PM         New Zealand          ANZ Banking Group                       New Zealand Central
                                (New Zealand) Limited                   Securities Depository Limited

PM         Norway               Christiania Bank og Kreditkasse         Verdipapirsentralen (the
                                ASA                                     Norwegian Central Registry of
                                                                        Securities)

___        Oman                 HSBC Bank Middle East                   Muscat Securities Market
                                (as delegate of The Hongkong and        Depository & Securities
                                Shanghai Banking Corporation            Registration Company
                                Limited)

___        Pakistan             Deutsche Bank AG                        Central Depository Company of
                                                                        Pakistan Limited

                                                                        State Bank of Pakistan

___        Palestine            HSBC Bank Middle East                   The Palestine Stock Exchange
                                (as delegate of the Hongkong and
                                Shanghai Banking Corporation
                                Limited)

PM         Peru                 Citibank, N.A.                          Caja de Valores y
                                                                        Liquidaciones, CAVALI ICLV
                                                                        S.A.

PM         Philippines          Standard Chartered Bank                 Philippines Central
                                                                        Depository, Inc.

                                                                        Registry of Scripless
                                                                        Securities (ROSS) of the
                                                                        Bureau of Treasury


                                                    5


FUND
OFFICER
INITIALS   COUNTRY              SUBCUSTODIANS                           CENTRAL DEPOSITORY
--------   -------              -------------                           ------------------
___        Poland               Citibank (Poland) S.A.                  National Depository of
                                                                        Securities (Krajowy Depozyt
                                                                        Papierow Wartosciowych SA)

                                                                        Central Treasury Bills
                                                                        Registrar

___        Portugal             Banco Comercial Portugues               Central de Valores Mobiliarlos

___        Qatar                HSBC Bank Middle East                   Doha Securities Market

___        Romania              ING Bank N.V.                           National Securities Clearing,
                                                                        Settlement and Depository
                                                                        Company

                                                                        Bucharest Stock Exchange
                                                                        Registry Division

                                                                        National Bank of Romania

___        Russia               Credit Suisse First Boston AG, Moscow   None
                                (as delegate of Credit Suisse
                                First Boston, Zurich

PM         Singapore            The Development Bank of                 Central Depository (Pte)
                                Singapore Limited                       Limited

PM         Slovak Republic      eskoslovenska Obchodi Banka, A.S.       Stredisko cennych papierov SR
                                                                        Bratislava, a.s.

                                                                        National Bank of Slovakia

___        Slovenia             Bank Austria Creditanstalt d.d.         Klirinsko Depotna Druzba d.d.
                                Ljublijana

PM         South Africa         Standard Bank of South Africa           The Central Depository Limited
                                Limited
                                                                        Strate Ltd.

PM         Spain                Banco Santander Central Hispano, S.A.   Servicio de Compensacion y
                                                                        Liquidacion de Valores, S.A.

                                                                        Banco de Espana,
                                                                        Central de Anotaciones en
                                                                        Cuenta

___        Sri Lanka            The Hongkong and Shanghai               Central Depository System
                                Banking Corporation Limited             (Pvt) Limited

___        Swaziland            Standard Bank Swaziland Limited         None


                                                    6


FUND
OFFICER
INITIALS   COUNTRY              SUBCUSTODIANS                           CENTRAL DEPOSITORY
--------   -------              -------------                           ------------------
PM         Sweden               Skandinaviska Enskilda Banken           Vardepapperscentralen, VPC AB
                                                                        (the Swedish Central
                                                                        Securities Depository)

PM         Switzerland          UBS AG                                  SIS - Sengalntersettle

___        Taiwan - R.O.C.      Central Trust of China                  Taiwan Securities Central
                                or                                      Depository Co., Ltd.

___                             _________________________________
                                (Client Designated Subcustodian)

PM         Thailand             Standard Chartered Bank                 Thailand Securities
                                                                        Depository Company Limited

___        Tunisia              Banque Internationale Arabe de          Societe Tunisienne
                                Tunisie                                 Interprofessionelle pour la
                                                                        Compensation et de Depots de
                                                                        Valeurs Mobilieres

___        Turkey               Citibank, N.A.                          Takas ve Saklama Bankasi A.
                                                                        (TAKASBANK)

                                                                        Central Bank of Turkey

___        Ukraine              ING Bank Ukraine                        National Bank of Ukraine

PM         United Kingdom       State Street Bank and Trust             The Bank of England,
                                Company, London branch                  Central Gilts Office and
                                                                        Central Moneymarkets Office

___        Uruguay              BankBoston N.A.                         None

PM         Venezuela            Citibank, N.A.                          Central Bank of Venezuela

___        Vietnam              The Hongkong and Shanghai               None
                                Banking Corporation Limited

___        Zambia               Barclays Bank of Zambia Limited         LuSE Central Shares
                                                                        Depository Limited

                                                                        Bank of Zambia

___        Zimbabwe             Barclays Bank of Zimbabwe Limited       None


                                                    7


FUND
OFFICER
INITIALS   COUNTRY              SUBCUSTODIANS                           CENTRAL DEPOSITORY
--------   -------              -------------                           ------------------
___        Euroclear (The Euroclear System)/State Street London         Limited

___        Cedelbank S.A./State Street London Limited




CERTIFIED BY:


/s/ Patricia A. Maxey                           1-6-00
--------------------------                      --------------------------
FUND'S AUTHORIZED OFFICER                       DATE
Secretary

                                   SCHEDULE A



Legg Mason Opportunity Trust






























LEGG MASON INVESTMENT TRUST,                STATE STREET BANK AND TRUST
INC.                                        COMPANY



BY:/s/ Marie K. Karpinski                   BY: /s/ Ronald E. Logue
   --------------------------------            --------------------------------
       Marie K. Karpinski

                                  SCHEDULE 2.1

                     THIRD PARTY ADMINISTRATOR(S) PROCEDURES

                            Dated: November 10, 1998


    1. On each Business Day, the TPA(s) shall receive, on behalf of and as agent of the Fund(s), Instructions (as hereinafter defined) from the Plan. Instructions shall mean as to each Fund (i) orders by the Plan for the purchases of Shares, and (ii) requests by the Plan for the redemption of Shares; in each case based on the Plan's receipt of purchase orders and redemption requests by Participants in proper form by the time required by the term of the Plan, but not later than the time of day at which the net asset value of a Fund is calculated, as described from time to time in that Fund's prospectus. Each Business Day on which the TPA receives Instructions shall be a "Trade Date".

    2.  The  TPA(s)  shall   communicate   the  TPA(s)'s   acceptance   of  such
        Instructions, to the applicable Plan.

    3. On the next succeeding Business Day following the Trade Date on which it accepted Instructions for the purchase and redemption of Shares, (TD+1), the TPA(s) shall notify the Transfer Agent of the net amount of such purchases or redemptions, as the case may be, for each of the Plans. In the case of net purchases by any Plan, the TPA(s) shall instruct the Trustees of such Plan to transmit the aggregate purchase price for Shares by wire transfer to the Transfer Agent on (TD+1). In the case of net redemptions by any Plan, the TPA(s) shall instruct the Fund's custodian to transmit the aggregate redemption proceeds for Shares by wire transfer to the Trustees of such Plan on (TD+1). The times at which such notification and transmission shall occur on (TD+1) shall be as mutually agreed upon by each Fund, the TPA(s), and the Transfer Agent.

    4. The TPA(s) shall maintain separate records for each Plan, which record shall reflect Shares purchased and redeemed, including the date and price for all transactions, and Share balances. The TPA(s) shall maintain on behalf of each of the Plans a single master account with the Transfer Agent and such account shall be in the name of that Plan, the TPA(s), or the nominee of either thereof as the record owner of Shares owned by such Plan.

    5. The TPA(s) shall maintain records of all proceeds of redemptions of Shares and all other distributions not reinvested in Shares.

    6. The TPA(s) shall prepare, and transmit to each of the Plans, periodic account statements showing the total number of Shares owned by that Plan as of the statement closing date, purchases and redemptions of Shares by the Plan during the period covered by the statement, and the dividends and other distributions paid to the Plan on Shares during the statement period (whether paid in cash or reinvested in Shares).

    7. The TPA(s) shall, at the request and expense of each Fund, transmit to the Plans prospectuses, proxy materials, reports, and other information provided by each Fund for delivery to its shareholders.

    8. The TPA(s) shall, at the request of each Fund, prepare and transmit to each Fund or any agent designated by it such periodic reports covering Shares of each Plan as each Fund shall reasonably conclude are necessary to enable the Fund to comply with state Blue Sky requirements.

    9. The TPA(s) shall transmit to the Plans confirmation of purchase orders and redemption requests placed by the Plans; and

   10. The TPA(s) shall, with respect to Shares, maintain account balance information for the Plan(s) and daily and monthly purchase summaries expressed in Shares and dollar amounts.

   11. Plan sponsors may request, or the law may require, that prospectuses, proxy materials, periodic reports and other materials relating to each Fund be furnished to Participants in which event the Transfer Agent or each Fund shall mail or cause to be mailed such materials to Participants. With respect to any such mailing, the TPA(s) shall, at the request of the Transfer Agent or each Fund, provide at the TPA(s)'s expense complete and accurate set of mailing labels with the name and address of each Participant having an interest through the Plans in Shares.






LEGG MASON INVESTMENT TRUST,                    STATE STREET BANK AND TRUST
INC.                                            COMPANY



BY:/s/ Marie K. Karpinski                        BY: /s/ Ronald E. Logue
   ----------------------------------               ----------------------------
       Marie K. Karpinski

                                  SCHEDULE 3.1
                                      FEES
                             Dated: January 1, 2000

GENERAL - Fees are based on an annual per shareholder account charge for account maintenance plus out-of-pocket expenses. There is a minimum charge of $1,000 per month per fund. Annual maintenance charges are given below.

ANNUAL MAINTENANCE CHARGES - The annual maintenance charge includes the processing of all transactions and correspondence. The fee is billable on a monthly basis at the rate of 1/12 of the annual fee. A charge is made for an account in the month that an account opens or closes.

BASIC ANNUAL PER ACCOUNT FEE

        Equity Funds                                           $6.00
        Income Funds                                           $8.00
        Money Market Funds                                    $14.15
        Closed Account Fee (per account, per month)            $0.10
        Backup Fee (per account serviced, per year)            $0.25

OUT-OF-POCKET EXPENSES - Out-of-pocket expenses include but are not limited to: postage, forms, telephone, microfilm, microfiche, photocopying and expenses incurred at the specific direction of the fund. Postage for mass mailings is due seven days in advance of the mailing date.

Fund Minimum - The Navigator Series of Funds are assessed a fund minimum based on the following schedule:

        0 - 4 months                             Waived
        5 - 8 months                             $500 per cusip, per month
        9 - 12 months                            $750 per cusip, per month
        After the first year                     $1,000 per cusip, per month

PAYMENT - The above fees will be charged against the Fund's custodian checking account five (5) days after the invoice is mailed to the fund's offices.

ALL FEES WILL BE SUBJECT TO AN ANNUAL COST OF LIVING ADJUSTMENT BASED ON REGIONAL CONSUMER PRICE INDEX.

LEGG MASON INVESTMENT TRUST,                    STATE STREET BANK AND TRUST
INC.                                            COMPANY


BY:/s/ Marie K. Karpinski                        BY: /s/ Ronald E. Logue
   ----------------------------------               ----------------------------
       Marie K. Karpinski